UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 5, 2005

EVCI CAREER COLLEGES HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-14827	06-1488212
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Van Der Donck Street, 2nd Floor, Yonkers, New York 10701

  (Address of principal executive offices)

Registrant’s telephone number, including area code (914) 623-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

We issued a press release on December 5, 2005 disclosing the receipt of a final report dated December 2, 2005 from the New York State Education Department. The final report follows the draft report on compliance of Interboro Institute with the laws, rules and regulations governing degree granting institutions in New York State, dated October 7, 2005, as well as our responses to that draft report, dated November 3, 2005 and November 23, 2005, and the results of an independent investigation for our Audit Committee dated November 21, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description of Exhibit

99.1* --	Press release dated December 5, 2005 and captioned “EVCI Career Colleges Receives Final Report of Compliance Review of Interboro Institute.”

99.2* --	Draft Report of Compliance Review of Interboro Institute dated October 7, 2005

99.3* --	Response of Interboro Institute Inc., dated November 3, 2005, to two draft reports from the State Education Department of New York.

99.4* --
Letter dated November 23, 2005 from Stephen H. Adolphus, President of Interboro Institute, to Joseph P. Frey, Assistant Commissioner- Office of Quality Assurance, New York State Education Department outlining Interboro Institute’s revised admissions screening procedures.

99.5* --
Letter dated November 21, 2005 from Steven M. Gombos of Ritzert & Leyton to Joseph P. Frey, Assistant Commissioner, The State Education Department outlining the results of the independent investigation for the Audit Committee of the Board of Directors of EVCI Career Colleges Holding Corp.

99.6* --
Letter dated December 2, 2005 from Joseph P. Frey, Assistant Commissioner- Office of Quality Assurance, the State Education Department of New York including attachment titled “State Education Department Analysis of Interboro Institute’s Response to the Draft Report.”

___________________________
* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report dated, to be signed on its behalf by the undersigned hereunto duly authorized.

EVCI CAREER COLLEGES HOLDING CORP.

Date: December 5, 2005	By:	/s/ Dr. John J. McGrath
Name: Dr. John J. McGrath Title: Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1* --	Press release dated December 5, 2005 and captioned “EVCI Career Colleges Receives Final Report of Compliance Review of Interboro Institute.”

99.2* --	Draft Report of Compliance Review of Interboro Institute dated October 7, 2005

99.3* --	Response of Interboro Institute Inc., dated November 3, 2005, to two draft reports from the State Education Department of New York.

99.4* --
Letter dated November 23, 2005 from Stephen H. Adolphus, President of Interboro Institute, to Joseph P. Frey, Assistant Commissioner- Office of Quality Assurance, New York State Education Department outlining Interboro Institute’s revised admissions screening procedures.

99.5* --
Letter dated November 21, 2005 from Steven M. Gombos of Ritzert & Leyton to Joseph P. Frey, Assistant Commissioner, The State Education Department outlining the results of the independent investigation for the Audit Committee of the Board of Directors of EVCI Career Colleges Holding Corp.

99.6* --
Letter dated December 2, 2005 from Joseph P. Frey, Assistant Commissioner- Office of Quality Assurance, the State Education Department of New York including attachment titled “State Education Department Analysis of Interboro Institute’s Response to the Draft Report.”

___________________________
* Filed herewith.